In-process research and development asset:	12 Months Ended
Dec. 31, 2021
In-process research and development asset:
In-process research and development asset:

6.    In-process research and development asset:

As at December 31, 2021 and 2020, the aggregate carrying value of the in process research and development (“IPR&D”) asset related to BLU-5937 amounted to $50,100. The IPR&D asset related to BLU-5937 is accounted for as an indefinite-life intangible asset until the project, currently in its clinical phase, is completed or abandoned, at which point it will be amortized or impaired, respectively.

BELLUS Health acquired the initial IPR&D asset related to BLU-5937 in February 2017 from the NEOMED Institute (“NEOMED”) in the form of an exclusive worldwide license to develop and commercialize BLU-5937 (the “February 2017 License Agreement”).

On March 25, 2020, the Company closed an asset purchase and sale agreement to acquire all of the remaining BLU-5937 and related P2X3 antagonists intellectual property assets (the “BLU-5937 Assets”) from adMare BioInnovations’ NEOMED Institute (“adMare”), which is accounted for as an acquisition of assets. The February 2017 License Agreement was terminated as part of this transaction. The Company no longer has any obligations to adMare, or any other third party, in respect to milestones or tiered royalty obligations and revenue share that would have been otherwise owed to adMare under and subject to the February 2017 License Agreement. No amount was payable under this agreement prior to its termination.

In consideration of the foregoing, the Company issued to adMare and AstraZeneca AB (“AstraZeneca”) an aggregate of 4,770,000 BELLUS Health common shares from treasury, having an aggregate fair value of $47,749 at the date of the closing of the transaction, calculated using the average of the BELLUS Health’s March 25, 2020 opening and closing share price, plus a cash consideration paid to adMare of $352 (CAD $500). AstraZeneca assigned the BLU-5937 Assets to adMare in 2012.

The total consideration paid for the IPR&D asset related to the remaining BLU-5937 Assets was $48,284, consisting of the shares issued and cash paid referred to above, as well as transaction costs in relation to the acquisition of $183. Transactions costs in relation to the share issuance amounted to $301 and have been charged to the deficit. This acquisition was accounted for as a non-employee share-based payment transaction and measured using the consideration transferred by the Company. As a result of the transaction, the IPR&D asset’s carrying value was increased for the additional portion acquired by the Company.

As at December 31, 2021 and 2020, the carrying amount of the IPR&D asset related to BLU-5937 did not exceed its estimated recoverable amount. The Company assesses at each reporting date whether there is an indication that the asset may be impaired. The recoverability of this asset is dependent on successfully developing this project and achieving the expected future revenues from commercialization.